EXECUTION VERSION
First Amendment
to
Amended and Restated Credit Agreement

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 17, 2023 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, an Illinois corporation (“Borrower”), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

RECITALS:

Borrower, Lenders and Administrative Agent have previously entered into the Amended and Restated Credit Agreement dated as of December 12, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Borrower has requested that part (b) to Schedule 8.9 of the Credit Agreement be supplemented to include an additional Specified Subsidiary, and Lenders have agreed, subject to the terms and conditions of this Amendment, to supplement part (b) to Schedule 8.9 of the Credit Agreement as provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions
1.1    Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

1.2    Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

1.3    Incorporation by Reference. The Recitals to this Amendment are incorporated herein by reference and made a part hereof for all purposes as though set forth in this Amendment verbatim.

ARTICLE II

Amendment to Credit Agreement

2.1    Part (b) to Schedule 8.9 to the Credit Agreement is hereby amended to add the following at the end thereto:

“450 Northbrook Trust”

ARTICLE III

Conditions Precedent; Effectiveness

3.1    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:

(a)    Documents. Administrative Agent shall have received this Amendment executed by Borrower and each Lender.

(b)    Fees. The Administrative Agent shall have received payment of the Administrative Agent's reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.2    Effectiveness. Upon satisfaction of the condition precedent in Section 3.1, this Amendment shall be effective as of the date first set forth above.

ARTICLE IV

Ratification

4.1    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties

5.1    Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not (i) violate any organizational or governance document of Borrower or (ii) violate any applicable law in any material respect, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representation or warranty is already qualified as to materiality, Material Adverse Effect, or similar language, in which case it shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, Material Adverse Effect, or similar language, in which case they shall be true and correct in all respects) as of such earlier date), and (c) no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment.

ARTICLE VI

Miscellaneous

6.1    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2    Severability. Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.

6.4    Governing Law; Jurisdiction, Etc.

(a)    Governing Law. This Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.

(b)    Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(c)    Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this

Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

6.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.6    FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7    Expenses of Administrative Agent. To the extent provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent's legal counsel promptly following Borrower's receipt of invoices therefor.

6.8    Loan Document. This Amendment is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By: /s/David L. Stoehr
David L. Stoehr
Executive Vice President & Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement – Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/Linda Sampson
Name: Linda Sampson
Title: Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/Linda Sampson
Name: Linda Sampson
Title: Vice President

First Amendment to Amended and Restated Credit Agreement – Signature Page

ROYAL BANK OF CANADA,
as a Lender

By: /s/Joseph Simoneau
Name: Joseph Simoneau
Title: Authorized Signatory

First Amendment to Amended and Restated Credit Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By: /s/Callen M. Strunk
Name: Callen M. Strunk
Title: Vice President

First Amendment to Amended and Restated Credit Agreement – Signature Page